UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

ALPHARX, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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ALPHARX, INC.

168 Konrad Crescent, Suite 200

Markham, Ontario, Canada L3R 9T9

Telephone (905) 479-3245

September 26, 2008

Dear Stockholder:

You are cordially invited to attend the Annual General Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) to be held at 10:00 a.m. E.S.T. on Wednesday the 26th of November 2008 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. Please find enclosed a Notice of Annual General Meeting, a Proxy Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our Annual Report.

At the Annual General Meeting, you will be asked (i) to elect three directors to the Corporation’s board of directors; (ii) to ratify management’s appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2008; (iii) to ratify the Corporation’s 2008 Stock Incentive Plan; and (iv) to act upon such other business as may properly come before the Annual General Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual General Meeting and Proxy Statement fully describe the specific matters that will be acted upon.  In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Sincerely,

/s/ Michael Lee

Michael Lee

Chairman of the Board of Directors

ALPHARX, INC.

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual General Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) will be held at 10:00 a.m. E.S.T. on Wednesday the 26th of November 2008 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. At the Annual General Meeting, stockholders will vote on the following matters:

(1)

The election of three directors to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;

(2)

Management’s appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2008;

(3)

Ratifying the Corporation’s 2008 Stock Incentive Plan; and

(4)

Transacting such other business as may properly come before the Annual General Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on October 15th, 2008, as the record date for determining shareholders entitled to notice of and to vote at the Annual General Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual General Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Annual General Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual General Meeting during this time. The stockholders list will also be produced at the time and place of the Annual General Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

____________________________________

Michael Lee, Chairman of the Board of Directors

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S. SHAREHOLDERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC., ATTN: JASON BOGUTSKI, AT (972) 612-4122 MR. BOGUTSKI’S PHONE NUMBER IS (972) 612-4120.

IF YOU HOLD YOUR SHARES IN "STREET-NAME," PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

ALPHARX, INC.

PROXY STATEMENT

ANNUAL GENERAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual General Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) to be held on Wednesday, the 26th of November 2008 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, and at any and all adjournments thereof.  The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted.  For more information concerning the procedure for revoking the proxy, see “Solicitation Procedures.”

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual General Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors’ nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about September 26th, 2008.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Annual General Meeting.

The first proposal is to elect three directors, namely, Michael Lee, Dr. David Milroy, and Dr. Ford Moore to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their deaths, resignation or removal from office.

Michael Lee has served as a director since founding the Corporation and has indicated his intention to remain in such capacity. Dr. David Milroy and Dr. Ford Moore are also currently directors of the Corporation who have indicated their intention to remain in such capacity.

The second proposal is to consider the board of directors’ appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2008.  Schwartz Levitsky Feldman L.L.P. currently acts as the Corporation’s independent accountant and has indicated their willingness to remain in such capacity.

The third proposal is to ratify the Corporation’s 2008 Stock Incentive Plan. The 2008 Stock Incentive Plan is designed to provide further incentive to key officers, directors, employees and consultants whose services to the Corporation may ensure the future success of the Corporation.

The fourth proposal is to consider such other business as may properly come before the Annual General Meeting or any adjournment(s) or postponement(s) thereof.  The Corporation is not aware of any such business that will be presented to stockholders at the Annual General Meeting.

RECORD DATE

The Corporation's securities entitled to vote at the Annual General Meeting consist of common stock, par value $0.0001 per share. Only stockholders of record at the close of business on October 15th, 2008 are entitled to notice of and to vote at the Annual General Meeting. At the record date, the Corporation will have outstanding 92,371,192 shares of common stock. The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of each director.

Properly executed proxies received in time for the Annual General Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the slated nominees to the board of directors to serve a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, and FOR the appointment of Schwartz Levitsky Feldman L.L.P.  as the independent accountants for the Corporation for the fiscal year ending September 30, 2008. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual General Meeting. However, if any other matters should properly come before the Annual General Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his/her best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual General Meeting.  If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual General Meeting, the Annual General Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual General Meeting is required for the approval of any proposal to be voted upon at the Annual General Meeting as presented herein.

Shares abstaining or withheld from voting, as well as broker “non-votes,” are counted as shares represented at the Annual General Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker “non-votes,” will have the effect of a vote against the proposals. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual General Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine nature.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation’s common stock. The costs of soliciting proxies will be paid by the Corporation and these costs are estimated at less than $5,000.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Annual General Meeting and voting in person. Attendance at the Annual General Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual General Meeting. Any notice revoking a proxy should be sent to Signature Stock Transfer, Inc., Attention Jason Bogutski, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 or forwarded by facsimile to (972) 612-4122.

Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of September 25th, 2008 with respect to:  (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group.  The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below.  As of September 25th, 2008, there were 92,371,192 shares of common stock issued and outstanding.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES	NATURE OF OWNERSHIP	PERCENTAGE
Common Stock ($0.0001 par value)	Michael Lee, Chief Executive Officer/Chairman of the Board of Directors 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	16,505,834	LEGAL	17.87%
Common Stock ($0.0001 par value)	Joseph Schwarz, Chief Scientist 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	602,500	LEGAL	0.65%
Common Stock ($0.0001 par value)	Marcel Urbanc, Chief Financial Officer/Principal Accounting Officer 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	250,000	LEGAL/BENEFICIAL	0.27%
Common Stock ($0.0001 par value)	Michael Weisspapir, Chief Medical Officer 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	457,500	LEGAL	0.50%
Common Stock ($0.0001 par value)	Sandro Persia, Secretary & Treasurer 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	18,000	LEGAL	0.02%
Common Stock ($0.0001 par value)	Ford Moore, Director 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	4,158,179	LEGAL	4.50%
Common Stock ($0.0001 par value)	David Milroy, Director 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	2,556,933	LEGAL/BENEFICIAL	2.77%
Common Stock ($0.0001) par value	Directors and Executive Officers as a Group	24,751,446	LEGAL/BENEFICIAL	26.80%

PROPOSAL ONE—ELECTION OF DIRECTORS

The board of directors has proposed that Michael Lee, Dr. David Milroy, and Dr. Ford Moore be elected as directors that would serve one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

Michael Lee, 45, was appointed to the Corporation’s board of directors in August of 1997, and currently serves as our chief executive officer, chief financial officer and chairman of the board of directors. Mr. Lee has over 15 years of business experience in the areas of high tech development, marketing and corporate finance. Mr. Lee holds a B.Sc. in Applied Mathematics from the University of Western Ontario.

Dr. David Milroy D.D.S., M.R.C.D. (C) 57, was appointed to the Corporation’s board of directors in April 2003.  Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He graduated from the University of Toronto, Faculty of Dentistry with a Doctor of Dental Surgery degree in 1976 and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor’s Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.

Dr. Ford Moore D.D.S., F.R.C.D. (C), 55, was appointed to the Corporation’s board of directors in April, 2003.  Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. Dr. Moore graduated from the University of Toronto with a Doctor of Dental Surgery Degree in 1976, and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor’s Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.

REQUIRED VOTE AND RECOMMENDATION

A plurality of the votes cast at the Annual General Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED ELECTION OF MICHAEL LEE, DR. DAVID MILROY AND DR. FORD MOORE TO THE BOARD OF DIRECTORS.

PROPOSAL TWO—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The board of directors intends to appoint Schwartz Levitsky Feldman L.L.P. as the independent accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 2008. The board of directors has determined that it would be desirable to request that the stockholders ratify the appointment. Schwartz Levitsky Feldman L.L.P. served as the Corporation's independent accountant for the fiscal year ended September 30, 2007, and has reported on the Corporation's consolidated financial statements for that year.

The board of directors has the responsibility for selecting the Corporation's independent accountants, and stockholder ratification is not required. However, the intended selection is being submitted for ratification at the Annual General Meeting with a view towards soliciting the stockholders' opinions, which the board of directors will take into consideration in future deliberations. If the selection of Schwartz Levitsky Feldman L.L.P. is not ratified at the Annual General Meeting, the board of directors will consider the engagement of other independent accountants. The board of directors may terminate the engagement of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants without the approval of the Corporation's stockholders whenever the board of directors deems termination necessary or appropriate.

FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees: For the year ended September 30, 2007 we incurred approximately $27,751 in external audit fees, and quarterly reviews in connection with statutory and regulatory filings to our principal accountants as compared to approximately $25,814 for the year ended September 30, 2006.

Audit-Related Fees: For the years ended September 30, 2007 and 2006 we incurred no fees for assurance and related services by the principal accountant.

Tax Fees: For the years ended September 30, 2007 and 2006 we incurred no tax related fees to our principal accountant.

All Other Fees: For the year ended September 30, 2007 and 2006 we paid no other fees to our principal accountant.

REQUIRED VOTE AND RECOMMENDATION

Ratification of the intended appointment of Schwartz Levitsky Feldman L.L.P.  as the Corporation's independent accountants for the fiscal year ending September 30, 2008, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of the intended appointment of Schwartz Levitsky Feldman L.L.P.  Shares represented by proxies will be voted for the ratification of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants for the fiscal year ending September 30, 2008, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE INTENDED APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN L.L.P. AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

PROPOSAL THREE – RATIFICATION OF THE CORPORATION’S 2008 STOCK INCENTIVE PLAN

The Board of Directors requests that the stockholders ratify the Corporation’s 2008 Stock Incentive Plan (“2008 Plan”), which was adopted by the Board of Directors on May 1, 2008 to replace the Corporation’s 2004 and 2006 Plans. (the only remaining plans).

The key changes reflected in the 2008 Plan: (i) combine the 2004 and 2006 Plans (the only remaining plans) into one plan for ease of administration; (ii) provide for a cap for the number of options allowed to be issued at 22,000,000; (iii) provide guidelines for exercise prices such that the exercise price of any newly granted option is never less than market value or in the case of any 10% holder, never less than 110% of market value on the day of grant; (iv) provide for a maximum term of 5 years for any option granted; (v) provide for a vesting schedule whereby vesting must occur over at least 18 months with no more than 1/6th of the options granted vesting in any 3 month period; (vi) provide for a  maximum number of options to be granted to any one individual in any 12 month period to be no more than 5% of the issued and outstanding common stock; and (vii) provide for a maximum number of options to be granted to any Investor Relations party to be no more than 2% of the issued and outstanding common stock.

These changes provide for more restrictions as to the issuance of stock options than exist under the present 2004 and 2006 Plans.  Secondly the combination of the two existing plans will result in less administration effort and resultingly fewer costs to administer the plans. The above summary of the 2008 Plan is qualified in all respects by reference to the full text of the 2008 Plan that is attached as Exhibit A to this Proxy Statement. Finally these changes restrict the number of options that can be issued which would result in less stockholder dilution than exists under the current Plans.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2008 STOCK INCENTIVE PLAN.

BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation’s board of directors.

Name of Director	Age	Title	Directors Term Ending
Michael Lee	45	Chief Executive Officer, Chairman of the Board of Directors	2008
Dr. David Milroy	57	Director	2008
Dr. Ford Moore	55	Director	2008

Michael Lee was appointed to the Corporation’s board of directors during August, 1997, and currently serves as a our the chairman of our board of directors, our chief executive officer and chief financial officer. Due to the nature of Mr. Lee’s experience as the original founder of the Corporation and his current positions as a director and officer of the Corporation, he has been involved in all aspects of the Corporation’s development since formation.

Dr. David Milroy was elected to the Corporation’s board of directors in April 2003.  Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations. Dr. Milroy’s extensive experience in dentistry and active participation in the medical community at large bring a tested approach to his duties as a director of the Corporation.

Dr. Ford Moore was elected to the Corporation’s board of directors in April 2003. Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.  Dr. Milroy’s extensive experience in dentistry and active participation in the medical community at large have proven valuable in his service as a director of the Corporation.

Corporate Governance; Board Committees; and Meetings

The Corporation has evaluated its corporate governance policies and practices and instituted changes in corporate governance in order to conform, to the extent practical, to the current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002.  The Company currently does not have a designated Audit Committee, and accordingly the Board of Directors undertake all audit committee activities and approvals.  The Corporation does not have either standing compensation or nominating committees.  Due to the Corporation’s limited resources and limited number of directors, the board of directors believes that it is not yet practical to establish such committees.  The board of directors does not provide a mechanism for shareholders to directly contact directors for these same reasons.

The board of directors held two physical meetings during fiscal 2008, and various matters were approved during fiscal 2008 by unanimous written consent of the board of directors.

Compensation of Directors

The Corporation’s independent directors will be compensated for their services as directors commencing with their appointments to the board at the proposed Annual General Meeting to be held November 26, 2008.  An annual retainer of CAD$3,125 will be paid plus reimbursement for any reasonable out of pocket expenses incurred in relation to any directors meetings.

Term of Office

The Corporation's bylaws provide that the board of directors may be comprised of one or more directors who are elected at the Annual General Meeting of the stockholders to serve until his or her successor is elected and qualifies. The Corporation proposes to elect Michael Lee, Dr. David Milroy and Dr. Ford Moore and to serve until the next Annual General Meeting of the Corporation’s stockholders and successors are elected and qualified.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, each director and nominee and certain executive officers, namely each of Michael Lee, Marcel Urbanc, Joseph Schwarz, David Milroy, Ford Moore and Michael Weisspapir may be deemed a "participant" in the Corporation's solicitation of proxies. In the event any of these persons is deemed to be a participant, and without acknowledging that any such person is a participant, the Corporation furnishes the following information.

The principal business address of each of the directors and executive officers is 200-168 Konrad Crescent, Markham, Ontario, Canada, L3R 9T9. Except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors or nominees of the Corporation or any other persons participating in this solicitation on behalf of the Corporation, or, with respect to items (ii), (viii) and (ix) of this paragraph, any associate of the foregoing persons, (i) has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual General Meeting, other than the interest of the director nominees in being elected and each director's interest in the operations of the Corporation, to the extent that each believes the proposals set forth herein may contribute favorably to the Corporation's operations, (ii) owns beneficially, directly or indirectly, any securities of the Corporation, except as set forth in "Security Ownership of Certain Beneficial Owners, Directors and Management," (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation, (iv) owns any securities of the Corporation of record but not beneficially, (v) has purchased or sold any securities of the Corporation within the past two years, (vi) has incurred indebtedness for the purpose of acquiring or holding securities of the Corporation within the past two years, (vii) is or has within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, except for any employment agreement, stock option grant or similar agreement with respect to the information described in "Executive Compensation" and "Directors—Director Compensation," (viii) has since the beginning of the Corporation's last fiscal year, been indebted to the Corporation or any of its subsidiaries in excess of $60,000, (ix) has any arrangement or understanding with respect to future employment by the Corporation or any of its affiliates or with respect to any future transactions to which the Corporation or its affiliates will or may be a party or (x) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. In addition, except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors of the Corporation or any other person participating in this solicitation on behalf of the Corporation, nor any associates of any of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Corporation in which the amount involved exceeds $60,000 since the beginning of the Corporation's last fiscal year. Each such person's principal occupation or employment, and the name and principal business of any corporation or organization in which such employment is carried on, are disclosed under "Directors" and "Executive Officers."

EXECUTIVE COMPENSATION

The table below summarizes the compensation received by the Corporation’s chief executive officer for the fiscal years ending September 30, 2007, 2006 and 2005 and each other current executive officer of the Corporation who received compensation in excess of $60,000 for services rendered during any of those years (“named executive officers”).  No other executive officer of the Corporation received compensation in excess of $60,000 during those years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options SARs(#)	LTIP payouts ($)	All Other Compensation ($)
Michael Lee Chief Executive Officer	2007 2006 2005	51,068 110,279 45,510	- - -	- - -	- - -	- - 7,000,000*	- - -	- - -
Joseph Schwarz Chief Scientist	2007 2006 2005	114,170 123,946 125,267	- - -	- - -	- - -	- - 3,000,000**	- - -	- - -
Michael Weisspapir Chief Medical Officer	2007 2006 2005	103,073 111,508 114,534	- - -	- - -	- - -	- - 3,000,000*** -	- - -	- - -
Marcel Urbanc Chief Financial Officer	2007 2006 2005	34,473 25,939 52,664	- - -	- - -	- - -	- - 270,000****	- - -	- - -

* Michael Lee was granted during the fiscal year ended September 30, 2005 a 10-year option to purchase 13,000,000 shares of common stock at an exercise price of  $0.15 as to 6,000,000 shares, and an exercise price of $0.16 as to 7,000,000 shares. During  fiscal 2008 options to purchase 6,000,000 shares were cancelled and the expiry date of the remaining 7,000,000 options was accelerated to June 30, 2012.

 ** Dr. Joseph Schwarz was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 3,000,000 shares of common stock at an exercise price of  $0.15 per share.  During fiscal 2008 the expiry date of these options was accelerated to June 30, 2012.

*** Dr. Michael Weisspapir was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 3,000,000 shares of common stock at an exercise price of  $0.15 per share. During fiscal 2008 the expiry date of these options was accelerated to June 30, 2012.

**** Marcel Urbanc was granted during the fiscal year ended September 30, 2005 a 10-year  option to purchase 270,000 shares of common stock at an exercise price of  $0.15 per share. During fiscal 2008 the expiry date of these options was accelerated to June 30, 2012.

Option Grants in Last Fiscal Year

There were 90,000 options granted during the fiscal year ended September 30, 2007 to outside consultants. No options have been granted in the fiscal year ending September 30, 2008.

OPTION PLANS

Only two option plans remain as of September 30, 2008, namely the 2004 Plan and the 2006 Plan.  All previous plans have been terminated and no further options can be granted under previous plans.  Details of plan activities are seen below. Pursuant to proposal three the remaining plans would be combined and more restrictive conditions would be placed on those plans.

THE 2000 PLAN

On December 28, 2007 options to purchase 700,000 shares of common stock were exercised at $0.10 per share in accordance with the 2000 Plan.  The remaining 450,000 options were cancelled. The Plan was terminated thereafter.

THE 2003 PLAN

Effective December 28, 2007 all 570,000 options exercisable under the 2003 Plan were cancelled and the 2003 Plan was terminated.

THE 2004 PLAN

The 2004 Plan was ratified by a majority of stockholders on July 15, 2004 to replace the Corporation’s previously adopted stock option plans. Effective December 28, 2007 options to purchase 2,730,000 shares of common stock were exercised at $0.075 per share in accordance with the 2004 Plan and 6,640,000 options were cancelled.

The Corporation has reserved 24,000,000 common shares under the 2004 Plan for issuance under option or restricted stock purchase agreements. All options under this Plan have been granted.  This information is provided voluntarily in the interests of complete disclosure.

NAME OF OPTIONEE	NUMBER OF SHARES SUBJECT TO OPTIONS	EXERCISE PRICE PER SHARE	OPTION EXPIRY DATE
Michael Lee	7,000,000	$ 0.16	June 30, 2012
Michael Weisspapir	3,000,000	$ 0.15	June 30, 2012
Joseph Schwarz	3,000,000	$ 0.15	June 30, 2012
David Milroy	380,000	$ 0.15	June 30, 2012
Ford Moore	300,000	$ 0.15	June 30, 2012
Sandro Persia	20,000	$ 0.15	June 30, 2012
Marcel Urbanc	270,000	$0.15	June 30, 2012
Consultants (2)	150,000	$0.13 - $0.15	June 30, 2012
Employees (1)	50,000	$0.15	June 30, 2012
TOTAL	14,170,000	$ 0.13 - $0.16	June 30, 2012

THE 2006 PLAN

A majority of shareholders approved the 2006 Option Plan at the Annual General Meeting held March 29, 2006.  Under this plan up to 5,000,000 options may be granted. As of September 26, 2008 there have been 90,000 options granted under the 2006 Option Plan to outside consultants at an exercise price of $0.10 and expiring January 3, 2012.

ADMINISTRATION OF THE 2004 AND 2006 PLANS

The 2004 and 2006 Plans (the “Plans”) are administered by the board of directors, which determines which directors, officers, employees, consultants, scientific advisors and independent contractors of the Corporation are to be granted options, the number of shares subject to the options granted, the exercise price of the options, and certain terms and conditions of the options. No options may be granted under the Plans more than ten years after the date the Plans are adopted by the board of directors, and no options granted under the Plans may be exercised after the expiration of ten years from date of grant. The board of directors may delegate administration of the Plans, including the power to grant options to a Stock Option Committee, composed of members of the board of directors or to such other officers or directors as appropriate.

LEGAL PROCEEDINGS

There are presently no legal proceedings either in favor or against the Corporation.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual General Meeting. If, however, any other business should properly come before the Annual General Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions that occurred during the fiscal year ended September 30, 2006.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL GENERAL MEETING

In order to nominate persons for election to the board of directors at the 2007 Annual General Meeting of the Corporation's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2007 Annual General Meeting, a stockholder must deliver written notice to the secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual General Meeting; provided, however, that in the event that the date of the 2007 Annual General Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2007 Annual General Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2007 Annual General Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

ANNUAL REPORT

A copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007 accompanied this Proxy Statement. This Annual Report on Form 10-KSB does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-KSB will be sent to any stockholder without charge upon written request addressed to: AlphaRx, Inc., at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9 Attention: Chief Financial Officer. The Form can also be viewed at www.sec.gov under AlphaRx Inc.

By Order of the Board of Directors

____________________________

Michael Lee, Chairman of the Board of Directors

Markham, Ontario, Canada

September 26th, 2008.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC. AT (972) 612-4122.  THE PHONE NUMBER OF THE TRANSFER AGENT IS (972) 612-4120.

ALPHARX, INC.

Annual General Meeting of Stockholders November 26, 2008

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of AlphaRx, Inc. does hereby nominate, constitute and appoint Michael Lee, the true and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of business on September 26, 2008 at the Annual General Meeting of Stockholders to be held at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, on November 26, 2008 at 10:00 a.m. E.S.T. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

☒	Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS. PROPOSAL ONE

Elect Michael Lee as a director to serve a 1 year term.

    FOR    AGAINST    ABSTAIN
      ☐              ☐                ☐

Elect Dr. David Milroy as a director to serve a 1 year term.

    FOR    AGAINST    ABSTAIN
      ☐              ☐                ☐

Elect Dr. Ford Moore as a director to serve a 1 year term.

    FOR    AGAINST    ABSTAIN
      ☐              ☐                ☐

PROPOSAL TWO

Appoint Schwartz Levitsky Feldman L.L.P. as auditors for the fiscal year ending September 30, 2007.

    FOR    AGAINST    ABSTAIN
      ☐              ☐                ☐

PROPOSAL THREE

Ratify the Corporation’s 2008 Stock Incentive Plan

    FOR    AGAINST    ABSTAIN
      ☐              ☐                ☐

NOTE: Please print and sign name exactly as your name (or names) appears hereon. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature _______________________

Print         _______________________

Date          _______________________

Signature  _______________________

Print          _______________________

Date          _______________________

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY TO THE ATTENTION OF THE CORPORATION’S TRANSER AGENT IN THE ENCLOSED ENVELOPE.

EXHIBIT “A”

AlphaRx, Inc.

The 2008 Share Option Plan

TABLE OF CONTENTS

RECITALS:		19
1.	PURPOSE OF THE PLAN	19
2.	DEFINITIONS	19
3.	ADMINISTRATION OF THE PLAN	22
4.	DESIGNATION OF PARTICIPANTS	23
5.	SHARES RESERVED FOR THE PLAN	23
6.	PURCHASE PRICE	24
7.	ADJUSTMENTS	24
8.	TERM AND EXERCISE OF OPTIONS	26
9.	VESTING OF OPTIONS	27
10.	Number of Optioned Shares	27
11.	PURCHASE FOR INVESTMENT	27
12.	SHARES SUBJECT TO RIGHT OF FIRST REFUSAL	27
13.	DIVIDENDS	28
14.	RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS	28
15.	EFFECTIVE DATE AND DURATION OF THE PLAN	28
16.	AMENDMENTS OR TERMINATION	28
17.	GOVERNMENT REGULATIONS	29
18.	CONTINUANCE OF EMPLOYMENT	29
19.	GOVERNING LAW AND JURISDICTION	29
20.	TAX CONSEQUENCES	29
21.	NON-EXCLUSIVITY OF THE PLAN	29
22.	MULTIPLE AGREEMENTS	30
23.	RULES PARTICULAR TO SPECIFIC COUNTRIES	30

This plan, as amended from time to time, shall be known as the AlphaRx, Inc. 2008 Share Option Plan (the “Plan”).

RECITALS:

A.

The Company (as defined below) has options outstanding under two stock option plans, being the 2004 Stock Option Plan approved by stockholders in July, 2004 (the “2004 Option Plan”) and the 2006 Stock Option Plan approved by stockholders in March, 2006 (the “2006 Option Plan”).

B.

Under the 2004 Option Plan, 3,430,000 options were issued and exercised and 14,170,000 options were issued and remain unexercised.

C.

Under the 2006 Option Plan, no options were issued and exercised and 90,000 options were issued and remain unexercised.

D.

The directors wish to combine the 2004 Option Plan and the 2006 Option Plan to form the AlphaRx, Inc. 2008 Share Option Plan and to amend the terms of the Plan so that it complies with the requirements of the TSX Venture Exchange.

NOW THEREFORE the 2004 Option Plan and the 2006 Option Plan are hereby combined and amended to form the AlphaRx, Inc. 2008 Share Option Plan on the terms and conditions set out below:

1.

PURPOSE OF THE PLAN

The Plan is intended to provide an incentive to retain, in the employ of the Company and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2.

DEFINITIONS

For purposes of interpreting the Plan and related documents (including the Option Agreement and its appendixes), the following definitions shall apply:

2.1

“Board” means the Board of Directors of the Company.

2.2

“Cause” means (i) conviction of any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company’s Chief Executive Officer, Board or the Optionee’s direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee’s fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

2.3

“Chairman” means the Chairman of the Committee.

2.4

“Committee” means a share option compensation committee of the Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board.

2.5

“Company” means AlphaRx Inc., a Delaware company.

2.6

“Consultant” means an individual (or a company or partnership of which the individual is an employee, shareholder or partner) who:

(i)

is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to a subsidiary of the Company, other than services provided in relation to a distribution of securities;

(ii)

provides the services to the Company or a subsidiary of the Company under a written contract;

(iii)

in the reasonable opinion of the Board of Directors, spends or will spend a significant amount of time and attention on the business and affairs of the Company or a subsidiary of the Company; and

(iv)

has a relationship with the Company or a subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

2.7

“Date of Grant” means the date determined by the Board or authorized Committee as set forth in the Option Agreement.

2.8

“Director” means a senior officer or director of the Company or any of its subsidiaries.

2.9

“Eligible Person” means a Director, Employee or Consultant.

2.10

“Employee” means any of:

(i)

an individual who is considered an employee of the Company or any of its subsidiaries,

(ii)

an individual who works full-time for the Company or any of its subsidiaries providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source, or

(iii)

an individual who works for the Company or any of its subsidiaries on a continuing and regular full-time basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

2.11

“Exchange” means the TSX Venture Exchange and any stock exchange or exchanges on which the Shares are listed from time to time.

2.12

“Expiration Date” means the date upon which an Option shall expire, as set forth in Section 8.2 of the Plan.

2.13

“Fair Market Value” means as of any date, the value of a Share determined as follows:

(i)

If the Shares are listed on the Exchange, the Fair Market Value shall be the last closing price of the Shares on the Exchange, as reported by the Exchange;

(ii)

If the Shares are not listed on the Exchange but are listed on a national market system, including without limitation, the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last closing price for such Shares as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

(iii)

If sub-paragraphs (i) or (ii) do not apply and the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or

(iv)

In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

2.14

“Investor Relations Activities” means any activities or oral or written communications, by or on behalf of the Company or shareholders of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(i)

the dissemination of information provided, or records prepared, in the ordinary course of business of the Company

(A)

to promote the sale of products or services of the Company, or

(B)

to raise public awareness of the Company,

that cannot reasonably be considered to promote the purchase or sale of securities of the Company;

(ii)

activities or communications necessary to comply with the requirements of

(A)

applicable securities laws, policies or regulations, or

(B)

the policies, rules, regulations and other requirements of the Exchange or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Company;

(iii)

communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

(A)

the communication is only through the newspaper, magazine or publication, and

(B)

the publisher or writer received no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv)

activities or communications that may be otherwise specified by Exchange.

2.15

“Option” means an option to purchase one or more Shares pursuant to the Plan.

2.16

“Optionee” means a person who receives or holds an Option under the Plan.

2.17

“Option Agreement”

means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option.

2.18

“Plan” means this AlphaRx, Inc. 2008 Share Option Plan.

2.19

“Purchase Price” means the price for each Share subject to an Option.

2.20

“Prior Options” means the options issued under the Prior Plans.

2.21

“Prior Plans” means the 2004 Option Plan and the 2006 Option Plan.

2.22

“Share” means the common stock, $ 0.0001 par value, of the Company.

2.23

“Successor Company” means any entity into which the Company is merged to or by which the Company is acquired.

2.24

“Transaction” means (i) merger, acquisition or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or (ii) a sale of all or substantially all of the assets or shares of the Company to another entity.

2.25

“Vested Option” means any Option, which has already been vested according to the Vesting Dates.

2.26

“Vesting Dates” means, as determined by the Board or authorized Committee, the date as of which the Optionee shall be entitled to exercise Options or part of the Options as set forth in Section 9 of the Plan.

3.

ADMINISTRATION OF THE PLAN

3.1

The Board shall have the power to administer the Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Plan with respect to the rights so delegated shall be construed as reference to the Committee. Notwithstanding the foregoing, the Board shall automatically have residual authority (i) if no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

3.2

The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.3

The Committee shall have full power and authority subject to the approval of the Board to the extent required under applicable law (and subject further to applicable laws): (i) to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Plan; (v) to determine the Fair Market Value of the Shares; (vi) to designate the type of Options to be granted to an Optionee; (vii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

3.4

The Board and/or the Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and cancelled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan.

3.5

Subject to the Company’s incorporation documents, all decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company’s incorporation documents, as the same may be in effect from time to time.

3.6

The interpretation and construction by the Committee of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

3.7

Subject to the Company’s incorporation documents and the Company’s decision, and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.

DESIGNATION OF PARTICIPANTS

4.1

The persons eligible for participation in the Plan shall be Eligible Persons. The grant of an Option hereunder shall neither entitle the Optionee to participate nor disqualify him or her from participating in, any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its affiliates.

4.2

For options to Consultants or Employees, the Company must represent that the optionee is a bona fide Consultant or Employee, as the case may be.

4.3

Except in relation to Consultant companies or Consultant partnerships, options may be granted only to an individual or to a Company that is wholly owned by individuals eligible for an option grant.

4.4

If the Optionee is a Consultant and the Optionee performs Investor Relations Activities, then the Optionee shall report all trading in the securities of the Company to the Secretary of the Company for delivery to the Board, by submitting a report which details the dates of those trades, the number of securities traded and the prices at which securities were traded.  This report will be delivered to the Secretary of the Company no later than two (2) days following each such trade.

5.

SHARES RESERVED FOR THE PLAN

5.1

The Company has reserved 22,000,000 authorized but unissued Shares for the purposes of the Plan, subject to adjustment as set forth in Section 7 below. Any Shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Share or Shares subject to such Option may again be subjected to an Option under the Plan or under future plans.

5.2

The Prior Options shall be considered Options under the Plan.  Prior Options which were exercised prior to the date of the Plan shall be considered Options issued and exercised under the Plan.  Prior Options which are issued but unexercised (the “Outstanding Options”) shall have an Expiration Date and Purchase Price for purposes of the Plan which is the same as expiration date and purchase price of the Outstanding Prior Options for the purpose of the Prior Plans.  All Outstanding Prior Options shall vest on the Vesting Dates called for in Section 9.1, calculated from the date on which each Outstanding Prior Option was issued under its Prior Plan; provided that if any Outstanding Prior Option provide for vesting on a later Vesting Date, then that later Vesting Date shall apply to the extent applicable under the terms of the Outstanding Prior Option.

5.3

Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder, the Vesting Dates, the Purchase Price per Share and the Expiration Date.

6.

PURCHASE PRICE

6.1

The Purchase Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. Each Option Agreement will contain the Purchase Price determined for each Optionee.  The Purchase Price shall be determined subject to the following provisions unless the Committee, in its sole and absolute discretion decides to waive the following provisions:

(i)

in case of an Option granted to a Ten Percent Shareholder, the Purchase Price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the Date of Grant, and

(ii)

in case of an Option granted to any other Eligible Person, the Purchase Price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

6.2

In no event shall the Purchase Price be lower than the lowest exercise price permitted by the Exchange.

6.3

The Purchase Price shall be payable upon the exercise of an Option by cash, check or wire transfer.

6.4

The Purchase Price shall be denominated in the currency of the primary economic environment of, at the Company’s discretion, either the Company or the Optionee (that is the functional currency of the Company or the currency in which the Optionee is paid).

6.5

Once the exercise price has been determined by the Board and the option has been granted, the exercise price of an option may be reduced upon receipt of Board approval, provided that in the case of options held by Insiders of the Company (as defined in the policies of the Exchange), the exercise price of an option may be reduced only if disinterested shareholder approval is obtained in accordance with the rules of the Exchange.

7.

ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee’s rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

7.1

In the event of Transaction, the unexercised Options then outstanding under the Plan shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the Successor Company (or a parent or subsidiary of the Successor Company) as were distributed to the shareholders of the Company in connection and with respect to the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the Purchase Price so as to reflect such action and all other terms and conditions of the Option Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Committee or the Board, which determination shall be in their sole discretion and final. The Company shall notify the Optionee of the Transaction in such form and method as it deems applicable at least ten (10) days prior to the effective date of such Transaction.

7.2

Notwithstanding the above and subject to all applicable law, the Board or the Committee shall have the power and authority to determine that in certain Option Agreements there shall be a clause instructing that if in any Transaction the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute the Options, the Vesting Dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested as of the date which is ten (10) days prior to the effective date of the Transaction.

7.3

For the purposes of Section 7.1 above, an Option shall be considered assumed or substitute if, following the Transaction, the Option shall confer the right, subject to such Option’s original vesting schedule, to purchase or receive, for each Share underlying such Option immediately prior to the Transaction, the consideration (whether shares, options, cash, or other securities or property) received in the Transaction by the holders of shares for each Share held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Transaction is not solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option to be solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of a majority of the outstanding shares in the Transaction; and provided further that the Committee may determine, in its discretion, that in lieu of such assumption or substitution of Options for options of the Successor Company or its parent or subsidiary, such Options will be substituted for any other type of asset or property including cash which is fair under the circumstances.

7.4

If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Plan, the Company shall immediately notify all unexercised Option holders of such liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised Vested Option held by them at that time, in accordance with the exercise procedure set forth herein. Upon the expiration of such ten-day period, all remaining outstanding Options will terminate immediately.

7.5

If the outstanding Shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), Share split or reverse Share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of the Shares subject to the Plan or subject to any Options theretofore granted, and the Purchase Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding Shares. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted (all as determined by the Board whose determination shall be final).

7.6

Anything herein to the contrary notwithstanding, all or substantially all of the shares of the Company are to be sold, or in case of a Transaction, all or substantially all of the shares of the Company are to be exchanged for securities of another company, then each Optionee shall be obliged to sell or exchange, as the case may be, any Shares such Optionee purchased under the Plan, in accordance with the instructions issued by the Board in connection with the Transaction, whose determination shall be final.

7.7

The Optionee acknowledges that Optionee’s rights to sell the Shares from time to time may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

8.

TERM AND EXERCISE OF OPTIONS

8.1

Options shall be exercised by the Optionee’s by giving written notice of to the Company or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

8.2

Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement; (ii) the expiration of five (5) years from the Date of Grant; or (iii) the expiration of any extended period in any of the events set forth in Section 8.5 below.

8.3

The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the Optionee is an Eligible Person at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

8.4

Subject to the provisions of Section 8.5 below, in the event of a termination of Optionee’s employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

8.5

Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date on which the Optionee ceases to be an Eligible Person during an additional period of time beyond that date, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

(i)

the Optionee did not cease to be an Eligible Person because of a termination for Cause, in which event the Vested Options still in force and unexpired may be exercised within a period of ninety (90) days after the date of such termination; or

(ii)

termination is the result of death or disability of the Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12) months after such date of termination; or

(iii)

notwithstanding Section 8.5(a), if the Optionee is then engaged in Investor Relations Activities, such exercise must occur no later than the earlier of (i) the Expiration Date, and (ii) 30 days after the Optionee ceases to be an Eligible Person.

For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

8.6

To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company’s register of shareholders upon exercise of the Option in accordance with the provisions of the Plan.

8.7

Any form of Option Agreement authorized by the Plan may contain such other provisions, not inconsistent with the Plan, as the Board may, from time to time, deem advisable.

9.

VESTING OF OPTIONS

9.1

Subject to the provisions of the Plan, Options shall vest at the Vesting Dates set forth in the Option Agreement; provided that all Options will contain vesting provisions such that vesting occurs over at least 18 months with no more than 1/6th of the Options vesting in any 3 month period. However no Option shall be exercised after the Expiration Date.

9.2

An Option may be subject to such other terms and conditions, not inconsistent with the Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10.

NUMBER OF OPTIONED SHARES

10.1

The number of Shares subject to an option granted to any one Optionee shall be determined by the Committee, but no Optionee shall be granted an option which exceeds the maximum number permitted by the Exchange.  Without limiting the foregoing:

(a)

No more than 5% of the issued Shares may be granted under options to any one Optionee in any 12 month period.

(b)

No more than 2% of the issued Shares may be granted under options to any one Consultant in any 12 month period.

(c)

No more than 2% of the issued Shares may be granted under options to an Employee conducting Investor Relations Activities in any 12 month period.  The aggregate number of options granted to persons employed to provide Investor Relations Activities must not exceed 2% of the Shares in any 12 month period, calculated at the date the option was granted.

11.

PURCHASE FOR INVESTMENT

The Company’s obligation to issue or allocate Shares upon exercise of an Option granted under the Plan is expressly conditioned upon: (a) the Company’s completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee’s death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the Company and the Optionee.

12.

SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

12.1

None of the Optionees shall have a right of first refusal in relation with any sale of shares in the Company.

12.2

Unless otherwise determined by the Committee, an Optionee shall not have the right to sell Shares issued upon the exercise of an Option within six (6) months and one day of the date of exercise of such Option or issuance of such Shares.

13.

DIVIDENDS

13.1

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company’s incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

14.

RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

14.1

No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution and during the lifetime of the Optionee, each and all of such Optionee’s rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any action made in contradiction to the aforementioned, shall be null and void.

14.2

All option agreements and Shares issued under options shall be subject to, and legended with, such hold periods as may be applicable under applicable securities laws or the requirements of the Exchange.

15.

EFFECTIVE DATE AND DURATION OF THE PLAN

15.1

The Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

15.2

The Company shall obtain the approval of the Company’s shareholders for the adoption of this Plan or for any amendment to this Plan, if shareholders’ approval is necessary or desirable to comply with the policies of the Exchange or any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan, or if shareholders’ approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

16.

AMENDMENTS OR TERMINATION

16.1

The Board may at any time, subject to the provisions of Section 15.2 below and all applicable law, amend, alter, suspend or terminate the Plan, provided, however, that (i) the Board may not extend the term of the Plan specified in Section 15 and (ii) no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of the Plan prior to the Termination Date shall not affect the Board’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such earlier termination.

16.2

The Company shall obtain the approval of the Company’s shareholders for any amendment to this Plan and/or the Appendixes thereto if shareholders’ approval is required under the policies of the Exchange or any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan and/or the Appendixes thereto, or if shareholders’ approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

17.

GOVERNMENT REGULATIONS

17.1

The Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, Canada, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

18.

CONTINUANCE OF EMPLOYMENT

18.1

Neither the Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

19.

GOVERNING LAW AND JURISDICTION

19.1

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Delaware shall have sole jurisdiction in any matters pertaining to the Plan.

20.

TAX CONSEQUENCES

20.1

Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

20.2

The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

21.

NON-EXCLUSIVITY OF THE PLAN

21.1

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

22.

MULTIPLE AGREEMENTS

22.1

The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

23.

RULES PARTICULAR TO SPECIFIC COUNTRIES

23.1

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an appendix (the “Appendix”), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.

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